UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 10, 2021

VG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39587

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York

(Address of principal executive offices, including zip code)

+1 (212) 497-9050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VGAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VGAC	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VGAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 10, 2021, VG Acquisition Corp. (“VGAC”) convened its extraordinary general meeting (the “Special Meeting”) to approve, among other things, the previously announced business combination with 23andMe, Inc., a Delaware corporation (“23andMe”).

At the Special Meeting, the Company’s shareholders approved, among other items, the 23andMe Holding Co. 2021 Incentive Equity Plan (the “Incentive Plan”) and the 23andMe Holding Co. Employee Stock Purchase Plan (the “Stock Plan”). A description of the material terms of each of the Incentive Plan and Stock Plan is included in the Company’s definitive proxy statement/consent solicitation statement/prospectus filed by VGAC with the Securities and Exchange Commission on May 17, 2021 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and Stock Plan, which are attached as Annex K and Annex L, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on June 10, 2021 to consider and vote upon certain proposals related to the Agreement and Plan of Merger, dated as of February 4, 2021, as amended on February 13, 2021 and March 25, 2021 (the “Merger Agreement”), by and among VGAC, Chrome Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of VGAC (“Merger Sub”) and 23andMe, pursuant to which, among other things, on the terms and subject to the conditions set forth therein, following the deregistration of VGAC as an exempted company in the Cayman Islands and the continuation and domestication of VGAC as a corporation in the State of Delaware with the name “23andMe Holding Co.”, Chrome Merger Sub, Inc. will merge with and into 23andMe, with 23andMe as the surviving company in the merger and, after giving effect to such merger, 23andMe will be a wholly owned subsidiary of VGAC.

There were 50,855,000 Class A ordinary shares and 12,713,750 Class B ordinary shares of VGAC outstanding as of May 5, 2021, the record date for the Special Meeting. At the Special Meeting, the holders of 22,064,596 Class A ordinary shares and 12,713,750 Class B ordinary shares were represented in person or by proxy, representing approximately 54.71% of the total ordinary shares of VGAC, which constituted a quorum.

Set forth below are the proposals voted upon at the Special Meeting (each of which is described in the Proxy Statement) and the final voting results.

1.

Approve by ordinary resolution VGAC’s entry into the Merger Agreement, a copy of which is attached to the Proxy Statement as Annex A, pursuant to which, among other things, following the de-registration of VGAC as an exempted company in the Cayman Islands and the continuation and domestication of VGAC as a corporation in the State of Delaware with the name “23andMe Holding Co.,” (“New 23andMe”) (a) Merger Sub will merge with and into 23andMe (the “Merger”), with 23andMe as the surviving company in the Merger and, after giving effect to such Merger, 23andMe shall be a wholly owned direct subsidiary of VGAC, and (b) in accordance with the terms and subject to the conditions of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), based on an implied equity value of $3.6 billion, (i) each share of 23andMe Class A common stock (other than dissenting shares) will be canceled and converted into the right to receive the applicable portion of the merger consideration comprised of shares of Class A common stock, par value $0.0001 per share, of New 23andMe (the “New 23andMe Class A Common Stock”), as determined in the Merger Agreement (the “Share Conversion Ratio”), (ii) each share of 23andMe Class B common stock (other than dissenting shares) will be canceled and converted into the right to receive the applicable portion of the merger consideration comprised of shares of Class B common stock, par value $0.0001 per share, of New 23andMe (the “New 23andMe Class B Common Stock”), as determined pursuant to the Share Conversion Ratio, (iii) each share of 23andMe preferred stock will be converted into shares of 23andMe Class B common stock immediately prior to the consummation of the Merger and such shares of 23andMe Class B common stock will be canceled and converted into the right to receive the applicable portion of the merger consideration comprised of New 23andMe Class B Common Stock, as determined pursuant to the Share Conversion Ratio, and (iv) each outstanding option to purchase 23andMe Class A Common Stock and 23andMe Class B Common Stock (whether vested or unvested) will be assumed by VGAC and converted into comparable options that are exercisable for shares of New 23andMe Class A Common Stock, with a value determined in accordance with the Share Conversion Ratio (and, with regard to options that are intended to qualify as “incentive stock options” under Section 422 of the Code, in a manner compliant with Section 424(a) of the Code). The implied equity value of $3.6 billion includes the value of the options exercisable for shares of New 23andMe Class A Common Stock that are issued in respect of vested options to purchase 23andMe Class A Common Stock and 23andMe Class B Common Stock but excludes the value of the options exercisable for shares of New 23andMe Class A Common Stock that are issued in respect of unvested options to purchase 23andMe Class A Common Stock and 23andMe Class B Common Stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,391,593	3,265,415	1,121,337	0

2.

Approve by special resolution that VGAC be transferred by way of continuation to Delaware pursuant to Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware (“DGCL”) and, immediately upon being de-registered in the Cayman Islands, VGAC be continued and domesticated as a corporation under the laws of the State of Delaware and, conditioned upon, and with effect from, the registration of VGAC as a corporation in the State of Delaware, the name of VGAC be changed from “VG Acquisition Corp.” to “23andMe Holding Co.”.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,371,916	3,254,658	1,151,771	0

3.

Approve by special resolution that the existing amended and restated memorandum and articles of association of VGAC (together, the “Existing Governing Documents”) be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation, a copy of which is attached to the Proxy Statement as Annex E (the “Proposed Certificate of Incorporation”) and the proposed new bylaws, a copy of which is attached to the Proxy Statement as Annex F (the “Proposed Bylaws”) of “23andMe Holding Co.” upon the Domestication, be approved as the certificate of incorporation and bylaws, respectively, of 23andMe Holding Co., effective upon the effectiveness of the Domestication.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,381,180	3,219,899	1,177,266	0

4.

Approve by a non-binding, advisory resolution the change in the authorized share capital of VGAC from (i) $22,100 divided into 200,000,000 Class A ordinary shares, par value $0.0001 per share, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preferred shares, par value $0.0001 per share, to (a) 1,140,000,000 shares of New 23andMe Class A Common Stock, (b) 350,000,000 shares of New 23andMe Class B Common Stock, and (c) 10,000,000 shares of preferred stock, par value $0.0001 per share, of New 23andMe.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,706,747	3,821,480	1,250,119	0

5.

Approve by a non-binding, advisory resolution the authorization to the board of directors of New 23andMe (the “New 23andMe Board”) to issue any or all shares of New 23andMe Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New 23andMe Board and as may be permitted by the DGCL.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,759,031	3,798,150	1,221,165	0

6.

Approve by a non-binding, advisory resolution the amendment and restatement of the Existing Governing Documents be approved and that all other changes necessary or, as mutually agreed in good faith by VGAC and 23andMe, desirable in connection with the replacement of the Existing Governing Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication (copies of which are attached to the proxy statement as Annex E and Annex F, respectively), including (i) changing the post-business combination corporate name from “VG Acquisition Corp.” to “23andMe Holding Co.” (which is expected to occur upon the consummation of the Domestication), (ii) making New 23andMe’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and the federal district courts of the United States as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended and (iv) removing certain provisions related to our status as a blank check company that will no longer be applicable upon consummation of the business combination.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,893,294	3,699,527	1,185,524	0

7.

Approve by a non-binding, advisory resolution the issuance of shares of New 23andMe Class B Common Stock, which will allow holders of New 23andMe Class B Common Stock to cast ten votes per share of New 23andMe Class B Common Stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,496,733	4,019,644	1,261,969	0

8.	Approve by a non-binding, advisory resolution the election of New 23andMe to not be governed by Section 203 of the DGCL and limiting certain corporate takeovers by interested stockholders.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,742,704	3,816,384	1,219,257	0

9.

Approve by ordinary resolution, for the purposes of complying with the applicable provisions of New York Stock Exchange Listing Rule 312.03, the issuance of shares of New 23andMe Class A Common Stock and shares of New 23andMe Class B Common Stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,286,216	3,330,156	1,161,974	0

10.	Approve by ordinary resolution the 23andMe Holding Co. 2021 Incentive Equity Plan, a copy of which is attached to the Proxy Statement as Annex K.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,655,117	3,852,821	1,270,407	0

11.	Approve by ordinary resolution the 23andMe Holding Co. Employee Stock Purchase Plan, a copy of which is attached to the Proxy Statement as Annex L.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,665,270	3,853,918	1,259,158	0

12.

For the holders of Class B ordinary shares, to consider and vote upon a proposal to elect Roelof Botha, Patrick Chung, Richard Scheller, Neal Mohan, Peter Taylor, Anne Wojcicki, and Evan Lovell, in each case, to serve as directors of New 23andMe until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,713,750	0	0	0

Item 8.01	Other Events

On June 10, 2021, VGAC issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 10, 2021.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2021

VG ACQUISITION CORP.

By:	/s/ James Cahillane
Name:	James Cahillane
Title:	Corporate Secretary